SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                          -----------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                               September 27, 1999
                               ------------------

                      FRANKLIN ELECTRONIC PUBLISHERS, INC.
                      ------------------------------------
             (Exact name of registrant as specified in its charter)

                                  Pennsylvania
                                  ------------
                 (State or other jurisdiction of incorporation)

            0-14841                                    22-2476703
            -------                                    ----------
   (Commission File Number)                (IRS Employer Identification Number)

                 One Franklin Plaza, Burlington, N.J. 08016-4907
                 -----------------------------------------------
                    (Address of Principal Executive Offices)

                  Registrant's telephone number (609) 386-2500
                                                --------------

                         Exhibit Index located on page 4

                               Page 1 of 61 pages

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

      On September 27, 1999, Franklin Electronic Publishers Inc., a Pennsylvania Corporation (the "Company") completed the sale of certain assets in connection with the Company's REX line of connected organizers to Xircom, Inc., a California corporation ("Xircom"), for a price of $13,250,000 which was paid in cash at the closing. The purchase price was the result of substantial arms' length negotiations between the Company and Xircom.

      There were no existing material relationships between the Company and Xircom or any of their respective affiliates, directors, officers or associates at the time of the transaction.

      Xircom is a manufacturer of electronic products.

      The transaction was approved by the Company's Board of Directors on September 27, 1999.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c)   Exhibits:

+10.1.1 Asset Purchase Agreement, dated September 27, 1999, between Xircom and the Company.

+10.1.2 License Agreement, dated September 27, 1999, between the Company and Xircom.

+10.1.3 Services Agreement, dated September 27, 1999, between the Company and Xircom.

99.1        Franklin Electronic Publishers, Inc. Press Release, dated September
            27, 1999.

----------------------

+ Confidential treatment has been requested with respect to certain portions of this exhibit, which have been omitted therefrom and have been separately filed with the Commission.


                               Page 2 of 61 pages

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           FRANKLIN ELECTRONIC PUBLISHERS, INC.


                                           By:    Gregory J. Winsky
                                              ----------------------------------
                                           Name:  Gregory J. Winsky
                                           Title: Executive Vice President

Date: October 12, 1999


                               Page 3 of 61 pages

                                  EXHIBIT INDEX

Document                                                                Page No.

+10.1.1     Asset Purchase Agreement, dated September 27, 1999,
            between Xircom and the Company.                                  5

+10.1.2     License Agreement, dated September 27, 1999, between
            the Company and Xircom.                                         43

+10.1.3     Services Agreement, dated September 27, 1999, between
            the Company and Xircom.                                         54

99.1        Franklin Electronic Publishers, Inc. Press Release,
            dated September 27, 1999.                                       60

------------------------

+ Confidential treatment has been requested with respect to certain portions of this exhibit, which have been omitted therefrom and have been separately filed with the Commission.


                               Page 4 of 61 pages